Domini Social Investment Trust

532 Broadway, 9th Floor

New York, New York 10012

May 16, 2012

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	497 Filing for Domini Social Investment Trust

(File Nos. 33-29180 and 811-05823)

Ladies and Gentlemen:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement dated May 11, 2012 (SEC accession number 0001193125-12-226016), to the Prospectus dated November 30, 2011, for the Domini Social Investment Trust. The purpose of the filing is to submit the 497 filing dated May 11, 2012, in XBRL for the Trust.

Thank your for your attention to this filing. Please call the undersigned at 212-217-1114 with any questions relating to the filing.

Sincerely,

/s/ Megan L. Dunphy

Megan L. Dunphy

Secretary